Exhibit 8.1

Grupo Televisa, S.A.B.

Subsidiaries, Jointly Controlled Entities and Associates

as of December 31, 2012

Name of Company	Country of Incorporation
Alektis Consultores, S. de R.L. de C.V.	Mexico
TVU Enterprises, Inc.	United States of America
Bay City Television, Inc.	United States of America
ET Publishing International, LLC	United States of America
Sunny Isle, LLC	United States of America
Saral Publications, Inc.	United States of America
Tarabu, Inc.	United States of America
Televisa Internacional, LLC	United States of America
Televisa International Marketing Group, Inc. (1)	United States of America
Cable y Comunicación de Campeche, S.A. de C.V.	Mexico
Cable y Comunicación de Morelia, S.A. de C.V.	Mexico
Cablemas Holdings, S.A. de C.V.	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Apoyo Telefonico Cablemas, S.A. de C.V.	Mexico
Cablemás International Telecomm, LLC. (1)	United States of America
Equipos e Insumos de Telecomunicaciones, S.A. de C.V.	Mexico
CCC Tecno Equipos, S.A. de C.V.	Mexico
CM Equipos y Soporte, S.A. de C.V.	Mexico
Consorcio Nekeas, S.A. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Contenido Plus, S.A. de C.V.	Mexico
Desarrollo OTT, S.A. de C.V.	Mexico
OTT Contenidos, S.A. de C.V.	Mexico
Plataforma OTT, S.A. de C.V.	Mexico
OTT Latino, S.A. de C.V.	Mexico
CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico
Pantelion, LLC.	United States of America
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Ollin VFX, S.A. de C.V.and subsidiary (*)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico

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Name of Company	Country of Incorporation
Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Alvafig, S.A. de C.V.	Mexico
Arretis, S.A.P.I. de C.V.	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
CV Comunicaciones, S.A. de C.V.	Mexico
CV Telecomunicaciones del Norte, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
Multibip, S.A. de C.V.	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico
Sintonia Fina, S.A. de C.V.	Mexico
Técnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V.	Mexico
Cable Sistema de Victoria, S.A. de C.V.	Mexico
Intervic, S.A. de C.V.	Mexico
Comunicable, S.A. de C.V. (*)	Mexico
Comunicable de Valle Hermoso, S.A. de C.V. (*)	Mexico
Telecable de Matehuala, S.A. de C.V.	Mexico
Detema, S.A. de C.V.	Mexico
GSF Telecom Holdings, S.A.P.I. de C.V. and subsidiaries	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Operadora de Redes, S.A. de C.V. (*) (1)	Mexico
DTH Europa, S.A.	Spain
Editora Factum, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1) (2)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablebox, S.A. de C.V.	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V.	Mexico
Operbes, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V. (1)	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Servicios Técnicos Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Grupo de Telecomunicaciones de Alta Capacidad, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Editorial Televisa, S.A. de C.V.	Mexico
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A. (1)	Chile
Atlántida Digital, S.A.	Argentina
Desarrollos del Atlántico, S.A.	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina

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Name of Company	Country of Incorporation
Editorial Atlántida Uruguay, S.R.L.	Uruguay
Feria Puro Diseño, S.A.	Argentina
Editorial Gente Televisa, S.A. de C.V.	Mexico
Editorial GyJ Televisa, S.A. de C.V.	Mexico
Editorial Motorpress-Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P S.A.S.	Colombia
Editorial Televisa International, S.A.	Mexico
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A. (1)	Venezuela
Publicaciones Aquario, S. de R.L. de C.V.	Mexico
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela
Factum Más, S.A. de C.V.	Mexico
Sky DTH, S.A. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V.	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavision Group, Inc.	United States of America
Novavisión Honduras, S.A.	Honduras
Novavisión Panamá, S.A.	Panama
Media Visión de Panamá, S.A.	Panama
Ridge Manor, Inc.	Panama
Galaxy Nicaragua, S.A.	Nicaragua
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V.	El Salvador
Televisión Novavisión de Guatemala, S.A.	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Novabox, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C.	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador
Grupo Legaris, S.A. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Comercial Televisa Más, S.A. de C.V.	Mexico
Grupo Telesistema, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico

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Name of Company	Country of Incorporation
Corporativo TD Sports, S.A. de C.V.	Mexico
Barra Deportiva, S.A. de C.V.	Mexico
Servicios Administrativos Coapa, S.A. de C.V.	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C.	Mexico
Proyectos Especiales Televisa, S.C.	Mexico
Recursos Corporativos Alameda, S.C.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico, S.A. de C.V. and subsidiary (*)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A.C.	Mexico
Iniciativa México, A.C.	Mexico
T&V, S.A.S. (*)	France
Televisa Consumer Products USA, LLC	United States of America
Televisa Mexico, Ltd.	Switzerland
Mountrigi Management Group, Ltd.	Switzerland
Multimedia Telecom, S.A. de C.V.	Mexico
Broadcasting Media Partners, Inc. and subsidiaries (including Univision Comunications Inc.)(*)	United States of America
Comunicaciones Tieren, S.A. de C.V.	Mexico
BMPI Services II, LLC. (3)	United States of America
Tarrague A.G.	Switzerland
Televisión Independiente de México, S.A. de C.V.	Mexico
Baluarte Bienes Raices, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
Televisa Music Publishing, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
Teleimagen del Noroeste, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
Unisat Mexicana, S.A. de C.V.(1)	Mexico
Imagina Media Audiovisual, S.L. and subsidiaries (*)	Spain
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Kapa Capital, S.A. de C.V. SOFOM, E.N.R.	Mexico
Kasitum, S.A. de C.V.	Mexico
Grupo Nueva Comercial TB, S.A. de C.V.	Mexico
Miracle, TV Corporation (1)	United States of America

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Name of Company	Country of Incorporation
Multimedia CTI, S.A. de C.V.	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico
San Angel Telecom, S.A. de C.V.	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
XEZZ, S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico
Somos Televisa, S.A. de C.V.	Mexico
Borealis Comunicación, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Comunicaciones Sevitel, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Corporatel, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Intellectus Comunicación, S.C.	Mexico
Intellectus Creativo, S.C.	Mexico
Intellectus Producción, S.C.	Mexico
Intellectus RH, S.C.	Mexico
Intellectus Técnico, S.C.	Mexico
Plataforma Digital, S.A. de C.V. (1)	Mexico
Sattora, S.A. de C.V.	Mexico
Servicios Deportivos Amec, S.A. de C.V.	Mexico
Servicios Deportivos Luportas, S.A. de C.V.	Mexico
Servicios Deportivos Nexa, S.A. de C.V.	Mexico
Servicios Deportivos Salu, S.A. de C.V.	Mexico
Servicios Sateve, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisat, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
TV Conceptos, S.A. de C.V.	Mexico
Teleparábolas, S.L.	Spain
Telesistema Mexicano, S.A. de C.V. (2)	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Lab Brands International, LLC (*)	United States of America
Televisa Argentina, S.A. (2)	Argentina

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Name of Company	Country of Incorporation
Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico
TV Transmisiones de Chihuahua, S.A. de C.V.	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico
Cuernamú, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico
Ultra Enterprises, Inc. (1)	United States of America
Ultra Enterprises II, LLC. (1)	United States of America
Villacezan, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Mednet, S.A. de C.V. (*) (2)	Mexico
Raspafácil, S.A. de C.V.	Mexico

(*)	Jointly controlled entity or associate for purposes of International Financial Reporting Standards.
(1)	Without current operations.
(2)	In process of liquidation.
(3)	Special purpose entity, for purposes of International Financial Reporting Standards.

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